UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2006

RCN Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

196 Van Buren Street
Herndon, VA 20170
(Address of principal executive offices, including zip code)

(703) 434-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into of a Material Definitive Agreement.

On May 30, 2006, RCN Corporation (collectively, with its direct and indirect subsidiaries, “RCN”) entered into that certain First-Lien Credit Agreement by and among RCN, various lenders party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank Securities, Inc., as Sole Lead Arranger, Deutsche Bank Securities, Inc. and Citigroup Global Markets, Inc., as Joint Book Running Managers, Citicorp USA, Inc. as Syndication Agent, and Societe Generale, as Documentation Agent (the “First-Lien Facility”). The First-Lien Facility provides for term loans to RCN in the aggregate principal amount of $75 million, and for the issuance of letters of credit for the account of RCN in the face amount of $55 million. The proceeds of the First-Lien Facility will be used to prepay all of the outstanding indebtedness under (i) that certain Credit Agreement, dated as of December 21, 2004, by and among RCN, the lenders party thereto and Deutsche Bank AG Cayman Islands Branch, as administrative agent, as amended (the “Existing First-Lien Agreement”), and (ii) that certain Amended and Restated Term Loan and Credit Agreement, dated as of December 21, 2004, by and among RCN, HSBC Bank USA, National Association, as agent and collateral agent and certain financial institutions parties thereto, as lenders (the “Third-Lien Agreement”).

The First-Lien Facility provides for $75 million of term loans to RCN that mature in May 2013, provided that the maturity date shall be January 2012 if any obligations remain outstanding at such time pursuant to that certain Indenture, dated as of December 21, 2004, by and between RCN and HSBC Bank USA, National Association, as Trustee, as may be amended from time to time (the “Second-Lien Indenture”). In addition, the First-Lien Facility provides for the availability of a revolving line of credit in the aggregate amount of up to $55 million, substantially all of which shall be utilized as of the commencement date of the First-Lien Facility. The obligations of RCN under the First-Lien Facility (i) are guaranteed by all of RCN’s operating subsidiaries pursuant to that certain Subsidiaries Guaranty, dated as of May 30, 2006, by and among RCN’s subsidiaries and Deutsche Bank Trust Company Americas, as First-Lien Collateral Agent (the “Subsidiaries Guaranty”), and (ii) are secured by the grant of a first-priority security interest in substantially all of RCN’s assets pursuant to that certain Security Agreement, dated as of May 30, 2006, by and among RCN, certain subsidiaries of RCN, and Deutsche Bank Trust Company Americas, as First-Lien Collateral Agent (the “Security Agreement”), including a pledge of RCN’s equity interests in all of its operating subsidiaries pursuant to that certain Pledge Agreement, dated as of May 30,2006, by and among RCN, certain subsidiaries of RCN, and Deutsche Bank Trust Company Americas, as First-Lien Collateral Agent (the “Pledge Agreement”). In addition, all of the outstanding indebtedness under the Second-Lien Indenture shall remain outstanding, all of which is also secured by a second-priority security interest in substantially all of RCN’s assets.

The First-Lien Facility contains various covenants restricting RCN’s financial and operating activity which are generally equally restrictive as, or less restrictive than, the covenants contained in the Existing First-Lien Agreement. These covenants include covenants requiring RCN to (i) maintain a ratio of consolidated earnings before interest, taxes, depreciation, and amortization (“EBITDA”) to consolidated interest expense of not less than 2.5 to 1.0, (ii) maintain a ratio of consolidated indebtedness to consolidated EBITDA of not more than 3.5 to 1.0, (iii) limit its capital expenditures to not more than $120,000,000 in any fiscal year, and (iv) repay all outstanding indebtedness under the First-Lien Facility upon the occurrence of a change of control of RCN, in the case of each of clauses (i) through (iv), as more fully set forth in the First-Lien Facility.

In connection with the entering into of the First Lien Facility, RCN also entered into an amendment to the Second Lien Indenture pursuant to that certain First Supplemental Indenture, dated as of May 30, 2006, by and between RCN and HSBC Bank USA, National Association, as Trustee (the “Second-Lien Supplemental Indenture”). The Second-Lien Supplemental Indenture provides for, among other things, amendment to the negative covenants contained therein that pertain to restricted payments and incurrence of indebtedness to cause such covenants to correspond to the equivalent covenants contained in the First-Lien Facility.

The First-Lien Facility, Security Agreement, Pledge Agreement, Subsidiaries Guaranty, and Second-Lien Supplemental Indenture are attached as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference, and the descriptions of such documents contained herein are qualified in their entirety by reference to the applicable Exhibit hereto.

Item 8.01	Other Events.

On May 30, 2006, RCN issued a press release announcing that it had entered into the First-Lien Facility and Second Lien Supplemental Indenture, and prepaid all amounts outstanding under the Existing First-Lien Agreement and Third-Lien Agreement). A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1
First-Lien Credit Agreement, dated as of May 30, 2006, by and among RCN Corporation, various lenders party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank Securities, Inc., as Sole Lead Arranger, Deutsche Bank Securities, Inc. and Citigroup Global Markets, Inc., as Joint Book Running Managers, Citicorp USA, Inc. as Syndication Agent, and Societe Generale, as Documentation Agent

Exhibit 10.2	Security Agreement, dated as of May 30, 2006, by and among RCN Corporation, certain subsidiaries of RCN Corporation, and Deutsche Bank Trust Company Americas, as First-Lien Collateral Agent

Exhibit 10.3	Pledge Agreement, dated as of May 30, 2006, by and among RCN Corporation, certain subsidiaries of RCN Corporation, and Deutsche Bank Trust Company Americas, as First-Lien Collateral Agent

Exhibit 10.4	Subsidiary Guaranty, dated as of May 30, 2006, by and among certain subsidiaries of RCN Corporation and Deutsche Bank Trust Company Americas, as First-Lien Collateral Agent

Exhibit 10.5	First Supplemental Indenture, dated as of May 30, 2006, by and between RCN Corporation and HSBC Bank USA, National Association, as Trustee.

Exhibit 99.1	Press Release of RCN Corporation, dated May 30, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Michael T. Sicoli
Name:	Michael T. Sicoli
Title:	Executive Vice President and Chief Financial Officer

Date: May 31, 2006